Exhibit 24






                              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To R&B, Inc.:

As independent public accountants, we hereby consent to the incorporation of our reports dated February 19, 1998 included in R&B, Inc.'s 10-K for the year ended December 27, 1997, into the Company's previously filed Registration Statements on Form S-1 (File Nos. 33-52946 and 33-56492).


                                             ARTHUR ANDERSEN LLP


Philadelphia, PA
     March 26, 1998







                                           Exhibit Page 2